UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 9, 2015

Aéropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31314 (Commission File Number)	31-1443880 (IRS Employer Identification No.)
112 West 34th Street, 22nd Floor, New York, New York 10120
(Address of principal executive offices, including Zip Code)

(646) 485-5410
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 9, 2015, Aéropostale, Inc. (the “Company”) announced that Marc D. Miller, age 45, the Company’s Executive Vice President and Chief Financial Officer, has been appointed Executive Vice President and Chief Operating Officer of the Company, effective February 9, 2015. Since March 2012, Mr. Miller has served as Executive Vice President and Chief Financial Officer, and from December 2010 until March 2012 as Senior Vice President and Chief Financial Officer. Mr. Miller served as Senior Vice President of Strategic Planning, Business Development and E-Commerce from April 2007 to December 2010, as Group Vice President of Strategic Planning, Business Development and E-Commerce beginning April 2006, and as Vice President of Strategic Planning and Business Development starting February 2005. Prior to joining the Company, Mr. Miller held executive management positions at Footstar, Inc., and Tradeout, Inc. In connection with Mr. Miller’s new role and responsibility, his annual base salary will be increased to $650,000.

On February 9, 2015, the Company appointed David J. Dick, age 48, as the Company’s Senior Vice President and Chief Financial Officer, effective as of February 17, 2015. From 2009 to 2014, Mr. Dick served as the Senior Vice President, Chief Financial Officer and Treasurer of dELiA*s, Inc., after serving as Vice President, Controller and Chief Accounting Officer of the retailer from 2008 to 2009. Prior to that, Mr. Dick was the Chief Financial Officer of Charlie Browns Acquisitions Corp., a multi-concept casual dining restaurant operator, from 2006 to 2007. Additionally, Mr. Dick held a number of positions at Linens ‘n Things from 1993 to 2006, including Vice President, Controller and Treasurer.   The Company and Mr. Dick entered into an offer letter, dated February 9, 2015, which sets forth the terms of Mr. Dick’s employment arrangement (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Dick will receive an annual base salary of $385,000. In addition, Mr. Dick will be eligible to participate in the Company’s 2015-2016 Annual Incentive Plan based on performance targets established by the Company’s Compensation Committee. Mr. Dick will also be eligible to participate in the Company’s 2014 Long Term Incentive Plan, with share awards subject to the approval of the Company’s Compensation Committee. The foregoing summary of the Offer Letter is qualified in its entirety by the full text of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.01	Regulation FD Disclosure

On February 9, 2015, the Company issued a press release updating earnings guidance for the fourth quarter of fiscal 2014. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.

The information under this Item in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission, shall not be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

ITEM 9.01	Financial Statements and Exhibits.
(d) Exhibits

	10.1	Offer Letter by and between Aéropostale, Inc. and David J. Dick, dated February 9, 2015
	99.2	Press release, dated February 9, 2015, announcing appointment of Chief Financial Officer, Chief Operating Officer and Updated Earnings Guidance

SIGNATURES
According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aéropostale, Inc.

/s/ Marc G. Schuback
Marc G. Schuback
Senior Vice President, General Counsel and Secretary

Dated: February 13, 2015

Exhibit Index

Exhibit No.	Exhibit
10.1	Offer Letter by and between Aéropostale, Inc. and David J. Dick, dated February 9, 2015
99.1	Press release, dated February 9, 2015, announcing appointment of Chief Financial Officer, Chief Operating Officer and Updated Earnings Guidance